UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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IEH Corporation

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IEH CORPORATION
140 58th Street, Bldg. B, Suite 8E
Brooklyn, New York 11220

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Tuesday, September 7, 2010

To the Shareholders of IEH CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (“IEH” or the "Company") will be held at the Company’s offices at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on Tuesday, September 7, 2010 at 10:00 a.m., New York time, for the following purposes:

1.	To elect two (2) Class I Directors to IEH's Board of Directors to hold office for a period of two years or until their successors are duly elected and qualified;

2.	To ratify the appointment of Jerome Rosenberg, CPA, P.C. as our independent registered public accounting firm; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on August 10, 2010 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

You are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend, or to assure that your shares are represented at the Annual Meeting, please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope.  If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so.  Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of IEH, in writing, prior to the Annual Meeting of Shareholders.  We have included a postage-prepaid envelope for your use.  Submitting a signed proxy will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders on September 7, 2010

The Proxy Statement and Our Annual Report to Shareholders for the Fiscal Year Ended March 26, 2010 are available at: http://www.cfpproxy.com/0795

By Order of the Board of Directors
Robert Knoth
Chief Financial Officer and Secretary
Dated: August 13, 2010
YOUR VOTE IS VERY IMPORTANT

IEH CORPORATION
140 58th Street
Building B, Suite 8E
Brooklyn, New York 11220

PROXY STATEMENT FOR THE IEH CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, SEPTEMBER 7, 2010

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which our Board of Directors of IEH Corporation (“IEH” or the “Company”) would like you, as a shareholder, to vote at the Annual Meeting of the Shareholders of the Company, which will take place on Tuesday, September 7, 2010 at 10:00 a.m. at the Company’s offices. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about August 13, 2010 to all shareholders of record entitled to vote at the Annual Meeting.

In this proxy statement, we refer to IEH Corporation as “IEH,” the “Company,” “we,” “us” or “our.”

Who can vote at the Annual Meeting of Shareholders?

Shareholders who owned shares of common stock on August 10, 2010 may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 2,303,468 shares of the Company’s common stock outstanding on August 10, 2010. All shares of common stock shall vote together as a single class. Information about the shareholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Voting Securities and Security Ownership of Certain Beneficial Owners and Management” on pages 25 through 27 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Michael Offerman, our President and Chief Executive Officer, and Robert Knoth, our Chief Financial Officer and Secretary, as your representatives at the Annual Meeting.  By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

At the Annual Meeting you are being asked to vote on the election of Michael Offerman and Murray Sennet as Class I Directors on the Board of Directors of IEH. Each of them is currently a Director of the Company.

At the Annual Meeting you are also being asked to ratify Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for the fiscal year ending March 25, 2011.

Although we are unaware of any possible business to be addressed at the Annual Meeting, we will also transact any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends a vote FOR election of the nominees for Class I Directors. (See Proposal 1).

Our Board of Directors also recommends a vote FOR the ratification of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2011 (See Proposal 2).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors, or if no recommendation is given, they will vote in their own discretion.  If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares beneficially in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Shareholder of Record

If on August 10, 2010, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, you are a shareholder of record who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on August 10, 2010, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker, bank or other nominee holder who is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and to attend the Annual Meeting.  If your shares are registered in the name of a bank, other nominee holder or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions.  If you provide specific voting instructions your shares will be voted as you instruct.  If you sign but do not provide instructions, your shares will be voted as described below.  Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet.  If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.  If you hold your shares “in street name” through a broker, bank or other nominee holder, then the broker, bank or other nominee holder who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you.  If you hold your shares “in street name” it is critical that you cast your vote, if you want it to count in the election of directors (Proposal 1).  In the prior years, if you held your shares “in street name” and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as they felt appropriate.  Recent changes in regulation were made to take away the ability of your your bank, broker or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you hold your shares “in street name” and you do not instruct your your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on your behalf.  Your your bank, broker or other nominee will, however, continue to have discretion to vote your uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).   If you are a beneficial owner, please complete the voting instruction card and return it as instructed to your brokerage firm, bank or other nominee holder so your shares of common stock will be counted toward a quorum and voted at the Annual Meeting.

How do I vote?

(1)   You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of Messrs. Offerman and Knoth if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the election of the nominated persons to the Company’s Board of Directors;

•	to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 25, 2011; and

•	according to the best judgment of Messrs. Offerman and Knoth if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

(2)           You may vote in person at the Annual Meeting.

We will pass out written ballots to anyone who wants to vote at the Annual Meeting.  However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company, Mr. Robert Knoth, stating that you would like to revoke your proxy of a particular date,

•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

How are votes counted?

You may vote “For” or “Withhold Authority” on electing nominated persons to be Class I Directors on the Board of Directors.

How many shareholders are needed either in person or by proxy to hold the Annual Meeting?

To hold the Annual Meeting and conduct business, a majority of the Company’s outstanding shares of common stock entitled to vote, in person or represented by proxy, must be present at the Annual Meeting. This is called a quorum.

Shares are counted as present at the Annual Meeting if the shareholder either:

•	is present and votes in person at the Annual Meeting, or

•	has properly submitted a proxy card.

How many votes are required to elect the nominated persons to be Class I Directors on the Board of Directors?

The affirmative vote of a plurality of the votes cast at the Annual Meeting of the shareholders by the holders of shares of common stock entitled to vote in the election is required to elect each director.

How many votes are required to approve other matters that may come before the shareholders at the Annual Meeting?

An affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “FOR” vote for the election of the persons nominated to be Class I Directors. Your shares will also be counted as a “FOR” vote to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 25, 2011.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also publish the final results in our quarterly report on Form l0-Q for the fiscal quarter following the results of the voting on this matter.  We will file that report with the Securities and Exchange Commission (“SEC”) , and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Who can help answer my questions?

You can contact our corporate headquarters at (718) 492-4440 or by sending to Mr. Robert Knoth at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220, any questions about proposals described in this proxy statement or how to execute your vote.

IEH CORPORATION
140 58th Street
Bldg. B, Suite 8E
Brooklyn, New York 11220

PROXY STATEMENT

FOR

Annual Meeting of Shareholders
To Be Held on Tuesday, September 7, 2010

This proxy statement and the accompanying form of proxy have been mailed on or about August 13, 2010 to the holders of record on August 10, 2010 (the “Record Date”) of the common stock, par value $.01 per share (“Common Stock”) of IEH CORPORATION, a New York corporation (“IEH” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of IEH for use at the Annual Meeting of Shareholders to be held on Tuesday, September 7, 2010 at 10:00 a.m., New York time, at IEH's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

Shares of IEH's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted: (i) FOR the election of the TWO (2) persons nominated by the Board of Directors to serve as Class I Directors; (ii) FOR the ratification of Jerome Rosenberg, CPA P.C., as our independent registered public accounting firm for the fiscal year ending March 25, 2011; and (iii) FOR such other matters as may properly come before the Annual Meeting or any adjournment thereof and for which the persons named on the enclosed proxies determine, in their sole discretion, to vote in favor.

Any such proxy may be revoked at any time before it is voted.  A shareholder may revoke this proxy by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting.

Quorum

The presence of a majority of the holders of the outstanding shares of Common Stock entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business.  Shares are counted as present at the Annual Meeting if you are present in person at the Annual Meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes are counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner in “street name” does not vote on a particular proposal, because the broker, bank or other nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Voting Required

Election of Directors (Proposal 1) is by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election with the two (2) nominees receiving the highest vote totals to be elected as Class I Directors of IEH.  The ratification of the appointment of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2011 (Proposal 2) requires the affirmative vote by holders of at least a majority of the shares of IEH’s common stock who attend the Annual Meeting in person or are represented at the meeting by proxy and who cast votes. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

Any other matter submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the Annual Meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. If you “abstain” from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter.  In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of shareholders. The Board of Directors is not currently aware of any such other matters. If any other matter does properly come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment. The persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Annual Meeting.

Manner of Voting

Shareholders whose shares of Common Stock are registered in their own names may vote by mailing a completed proxy card as an alternative to voting in person at the Annual Meeting. Instructions for voting by mail are set forth on the enclosed proxy card and are summarized below.  For shares held in street name, please refer to the voting instruction card included by your broker, bank or other nominee. The Company does not offer voting by telephone or via the Internet. To vote by mail, please submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid envelope.

If you choose to vote in person, you can attend the Annual Meeting and cast your vote in person.

If you are a registered holder, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote “FOR,” or to “WITHHOLD” your authority to vote your shares for the nominees for Class I Directors (Proposal 1). The proxy card also provides spaces for you to vote “FOR” or “AGAINST” or “ABSTAIN” from voting in connection with our proposal to ratify the appointment of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2011 (Proposal 2).  If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted FOR the election of the nominees for Class I Director and FOR the ratification of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal year 2011.

Shares held in Street Name

If you hold your shares in street name, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the Election of Directors (Proposal 1).  In prior years, if you held your shares in street name and you did not indicate how you wanted your shares voted in the Election of Directors, your bank, broker or other nominee was allowed to vote those shares on your behalf in the Election of Directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your bank, broker or other nominee to vote your uninstructed shares in the Election of Directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the Election of Directors, no votes will be cast on your behalf.  Your bank, broker or other nominee will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the Annual Meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary of IEH. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the Annual Meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Solicitation of Proxies

IEH will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of IEH’s Common Stock held of record by such persons, and IEH may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. Rules adopted by the SEC allow companies to send shareholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to our shareholders. However, in the future we may take advantage of this new distribution option. If, in the future, we choose to send such notices, they would contain instructions on how shareholders can access our notice of annual meeting and proxy statement via the Internet. It would also contain instructions on how shareholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

Annual Report

The Annual Report to Shareholders on Form 10-K for the fiscal year ended March 26, 2010, including financial statements, accompanies this proxy statement. Any reference in this proxy statement to the “year” or the “fiscal year” means IEH’s fiscal year commencing March 27, 2009 to and including March 26, 2010 unless otherwise specifically indicated.   This proxy statement and the Annual Report to Shareholders for the fiscal year ended March 26, 2010 are available at: http://www.cfpproxy.com/0795.

Principal Offices

The principal executive offices of IEH are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220.  IEH's telephone number is (718) 492-4440.

Recommendation of the Board of Directors

The recommendations of our Board of Directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our Board of Directors recommends a vote:

•	FOR election of the two (2) nominees for Class I Directors (see Proposal 1); and

•	FOR the ratification of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal 2011 (see Proposal 2).
With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

PROPOSAL 1  ELECTION OF DIRECTORS

Board Structure and Nominees

IEH's Certificate of Incorporation provides that the directors of IEH are to be elected in two (2) classes; each class to be elected to a staggered two (2) year term and until their successors are duly elected and qualified.  The Board of Directors currently consists of four (4) members divided into two (2) classes with two Class I Members and two Class II Members.  The Bylaws of IEH provide that the Board shall consist of between three and eleven persons, and the Board has currently set the number of persons on the Board at four (4) members.

The persons nominated for election to IEH's Board of Directors at the Annual Meeting are Michael Offerman and Murray Sennet who will serve as Class I Directors of the Board.  The nominees currently serve on the Board of Directors.

The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director.  All proxies received by the Board of Directors will be voted for the election as Directors of the nominees as indicated below if no direction to the contrary is given.  In the event that either nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead.  The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TWO (2) NOMINEES FOR CLASS I DIRECTOR AS DESCRIBED IN THIS PROPOSAL 1.

The following table sets forth certain information as of the date hereof with respect to all of the Directors of IEH, including the two (2) nominees for election as Class I Directors to IEH's Board of Directors at the Annual Meeting.  The information provided below indicates the Directors whose terms of office expire at the Annual Meeting and the Directors whose term of office expires in 2010. The Directors whose terms of office expire at the Annual Meeting are the persons nominated to be Class I Directors for election at the Annual Meeting.

Name	Director Since	Age	Position with Corporation	Term Expires
Michael Offerman	1973	69	Chairman of the Board of Directors and President	2010
Murray Sennet	1970	87	Director	2010
Allen Gottlieb	1992	69	Director	2011
Gerald E. Chafetz	2009	67	Director	2011
____________________

Michael Offerman (Nominee) has been a member of IEH's Board of Directors since 1973.  In May, 1987, Mr. Offerman was elected President and Chief Executive Officer of IEH and has held that position since that date.  Prior to his becoming President and Chief Executive Officer, Mr. Offerman served as Executive Vice-President of IEH.

Murray Sennet (Nominee) has been a member of IEH's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of IEH at the time of his retirement in April, 1986.

Allen Gottlieb has been a member of IEH’s Board of Directors since 1992.  Mr. Gottlieb is retired.  As previously disclosed by the Company, in February 2003 in the United States District Court for the Southern District of New York, the SEC obtained a judgment against certain persons including Mr. Gottlieb (Securities and Exchange Commission v. Stewart et al. 98 Civ. 2636 (S.D.N.Y.)) pursuant to which the defendants were found to have violated the antifraud provisions of Section 17A of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 promulgated under the Exchange Act.  As a result, the defendants including Mr. Gottlieb were permanently enjoined from future violations and were held liable for aggregate damages totaling approximately $3 million.  Mr. Gottlieb has appealed the judgment insofar as it pertains to him (including the payment of any damages) and the appeal is currently pending in the United States Court of Appeals for the Second Circuit.

Gerald E. Chafetz has been a member of IEH’s Board of Directors since May 2009.  Mr. Chafetz has been President of Capitol City Companies since 1989.  Capitol City Companies is a property management and home improvement business.

Other Executive Officer

Robert Knoth joined IEH as Controller in January, 1990 and was elected Treasurer and Chief Financial Officer of IEH in March, 1990.  Mr. Knoth was elected as Secretary of IEH in September 1992 and Mr. Knoth has held these positions since said dates.  From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

Significant Employees

Joan Prideaux joined the Company in April 1994, as Director of Sales and Marketing.  Joan has been in the connector business over 30 years and brings this experience to IEH.  She also served as a Vice President until January 2002.  Ms. Prideaux resigned as an executive officer in January 2002.  Prior to joining us, she was employed by Automatic Connector as Director of Sales.

Mark Iskin is the Director of Purchasing, a position he has held since September 2000.  Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition, he participated in setting up and developing the Company’s forecasting and planning software related to that department’s procedures.

David Offerman joined IEH in September 2004 as the National Sales Manager.  Prior to joining IEH, David worked as an account executive and sales manager in the telecommunication industry.  David is the son of Michael Offerman, President and Chief Executive Officer of the Company.

Robert Romeo serves as Vice President of Engineering for IEH, a position he has held since October 2005.  Robert has corporate responsibility for engineering products and driving product enhancements to satisfy the demanding application requirements of IEH customers.  In addition, Robert is tasked with engineering new product developments in the IEH connector offerings to broaden the market base of potential customers.  These new connectors will introduce the traditional IEH quality and value to industries that specify exceptional reliability and performance in electrical and electronic equipment.  Before joining IEH, Robert worked for more than 20 years in positions of increasing responsibility for major national manufacturers of electrical and electronic goods for residential, industrial, government and OEM markets.

Paul Tzetzos joined IEH in November 2005 as a Quality Assurance Director.  Paul has over 20 years of experience in the field of Quality Assurance with the last 15 years as Director/Manager.  He is a degreed Engineer, with diversified knowledge in developing, implementing, maintaining, and improving Quality Systems, such as, ISO 9001:2000, EECS, MIL-Q-9858A, ETC.  A certified Lead and Internal Auditor, Paul has a great deal of knowledge concerning military and industry specifications and standards.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of IEH’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of IEH.

Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the 2010 fiscal year.

Board Committees and Compensation, Board Meetings, and Director Independence

Our Board of Directors currently consists of four individuals.  IEH does not have any Nominating, Audit or Compensation Committee of the Board of Directors. The Board believes that because of its relatively small size and operations, the Board is well positioned to address issues as a whole, including the appointment of independent auditors.  All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our Board of Directors.  Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year.  Murray Sennet has received the sum of $7,200 for consulting services provided to IEH for each of the last three fiscal years.

During the fiscal year ended March 26, 2010, one (1) meeting of the Board of Directors was held by telephone conference call.  All Directors participated in such meeting of the Board.  In addition, during the fiscal year ended March 26, 2010, the Board of Directors took action by unanimous written consent on two (2) occasions.

We believe that three (3) of our directors, Allen Gottlieb, Murray Sennet and Gerald Chafetz, would both qualify as “independent directors” within the meaning of the term as applied by the Nasdaq Stock Market Rule 4200(a)(15).

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The Board does not have a Compensation Committee.  There are no interlocks between our Directors and Directors of other companies.

Audit Committee and Audit Committee Financial Expert

We do not have an Audit Committee of the Board.  Because of our small size of operations and because our shares of Common Stock are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee.  The Board of Directors acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee.  Further, as a result of our financial condition, and limited financial resources to obtain directors’ and officers’ insurance and to provide financial incentives to Board members, we have been unable to attract other qualified persons to serve on our Board.

Our Board of Directors has determined that we do have one current director, Murray Sennet, who qualifies as an audit committee financial expert pursuant to Item 401 of Regulation S-B.

Nominations to the Board of Directors

Given the small size of our operations, and our lack of financial resources, we do not have a separate Nominating Committee of our Board of Directors.  As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board.  The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

	Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.

Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of IEH and should be willing and able to contribute positively to our decision-making process.

	Nominees should have a commitment to understand IEH and its industries and to regularly attend and participate in meetings of the Board and its committees.

Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of IEH, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.


Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all of IEH shareholders and to fulfill the responsibilities of a director.

	Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

The renomination of existing directors is not viewed as automatic, but shall be based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors’ performance on the Board and any committee thereof.  The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources.  The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 140 58th Street Building B, Suite 8E, Brooklyn, New York 11220, not later than (i) with respect to an election to be held at an Annual Meeting of Shareholders, 120 days prior to the anniversary date of the immediately preceding Annual Meeting; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of IEH if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

Any shareholder who wishes to communicate with the Board of Directors should send a written letter to the Secretary of the Company, at the Company’s principal address.  Letters may be directed to the Board as a whole or to individual members.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TWO (2) NOMINEES FOR CLASS I DIRECTOR AS DESCRIBED IN THIS PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Jerome Rosenberg CPA, P.C. has served as our independent registered public accounting firm since April 1991. The Board of Directors has reappointed Jerome Rosenberg CPA, P.C. as our independent registered public accountants for the fiscal year ending March 25, 2011, and has further directed that management submit the selection of Jerome Rosenberg CPA, P.C. as our independent registered public accountants for ratification by the shareholders at the Annual Meeting. Shareholder ratification of the selection of Jerome Rosenberg CPA, P.C. our independent registered public accounting firm, is not required by our bylaws, New York corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the selection of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm, the Board of Directors will reconsider whether to retain that firm for fiscal year 2011. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if they determine that such a change would be in the best interests of our shareholders and the Company. Representatives of Jerome Rosenberg CPA, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The Board of Directors has reappointed Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for the fiscal year ending March 25, 2011. During the fiscal year ending March 26, 2010, the audit services provided by Jerome Rosenberg CPA, P.C. consisted of examination of financial statements, services relative to filings with the SEC, and consultation in regard to various accounting matters.

During the fiscal years ended March 26, 2010 and March 27, 2009, respectively, the total fees billed for professional audit, non-audit services and other services rendered by our independent registered public accounting firm were as follows:

Audit Fees.  During the fiscal years ended March 26, 2010 and March 27, 2009, IEH paid an aggregate of $40,000 and $36,600, respectively, each year to Jerome Rosenberg, CPA, P.C. for fees related to the audit of its financial statements.

Audit Related Fees; Financial Systems Design and Implementation.  During the fiscal years ended March 26, 2010 and March 27, 2009, no fees were paid to Jerome Rosenberg, CPA, P.C. with respect to financial systems design or implementation.

Tax Fees.  During the fiscal years ended March 26, 2010 and March 27, 2009, the Company paid to Jerome Rosenberg, CPA, P.C. the sums of $3,200 and $3,000, respectively, for tax compliance, tax advice and tax planning services.

All Other Fees.  During the fiscal year ended March 26, 2010 and March 27, 2009, IEH did not pay any other fees for services to its auditor.

The Board of Directors has determined that the services provided by Jerome Rosenberg, CPA, P.C. and the fees paid to it for such services during the fiscal year ended March 26, 2010 has not compromised the independence of Jerome Rosenberg, CPA, P.C.  We do not have an Audit Committee of the Board.  Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee.  The Board acts as a whole with respect to all matters which might otherwise be acted upon by an Audit Committee.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required for the ratification of Jerome Rosenberg CPA, P.C. as our independent registered public accounting firm for fiscal 2011. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF JEROME ROSENBERG CPA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011 AS DESCRIBED IN THIS PROPOSAL NO. 2.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table sets forth below the summary compensation paid or accrued by the Company during the fiscal years ended March 26, 2010, March 27, 2009 and March 28, 2008, for the Company’s President and Chief Executive Officer and Chief Financial Officer:

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Total
Michael Offerman, Chief Executive Officer, President (1)	March 26, 2010 March 27, 2009 March 28, 2008	$175,538 158,500 105,000	$47,000 35,000 18,500	$0 0 0	$222,538 193,500 123,500
Robert Knoth, Chief Financial Officer	March 26, 2010 March 27, 2009 March 28, 2008	$130,404 119,601 84,002	$34,000 25,000 14,600	$0 0 0	$164,404 144,601 98,602

(1)
During the years ended March 26, 2010, March 27, 2009 and March 28, 2008 the Company provided automobile allowances to Mr. Offerman.  This does not include the aggregate incremental cost to the Company of such automobile or automobile allowances.

No officer of the Company (other than Mr. Offerman and Mr. Knoth) received compensation (salary and bonus) in excess of $100,000 during any of the fiscal years ended March 26, 2010, March 27, 2009 and March 28, 2008.

Employment Agreements with Named Executive Officers

The following are summaries of the employment agreements with our named executive officers. The agreements provide the general framework and the specific terms for the compensation of the named executive officers.

Michael Offerman

On September 1, 2010, the Company entered into an employment agreement with Mr. Offerman,  as President and Chief Executive Officer of the Company the terms of which are summarized below.

Under the employment agreement, Mr. Offerman will be entitled to serve as an executive officer of the Company for the “Active Period” which is defined as such period until he attains the age of 70 years or further period of employment beyond such date if extended by mutual agreement of the Company and Mr. Offerman. The “Retirement Period” is defined as the period beginning with the executive attaining the age of 70 years and continuing until ten (10) years thereafter, unless his employment has been previously terminated or extended by mutual agreement of the Company and the executive. The Retirement Period shall take effect only on termination of the Active Period.

The Active Period shall terminate on the first to occur of the following events: (i) Expiration of the later of either the original time limit for such Active Period, or the renewal or extension thereof by the Company; (ii) Executive attaining the age of 70 years, unless his Active Period of employment has been extended by mutual agreement of executive and the Company; (iii) Death of executive before attaining an age of 70 years; (iv) Disability of executive before attaining an age of 70 years; (v) Termination of Executive by mutual consent of executive and the Company before attaining age 70 years; or (vi) The passage of sixty (60) days following receipt by executive of notice in writing from Company's intention to terminate the employment relationship for Cause.  "Cause" means (i) willful malfeasance or willful misconduct by executive in connection with his employment; (ii) executive's gross negligence in performing any of his duties under the employment agreement; (iii) executive's conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) executive's material breach of any written policy applicable to all executives adopted by the Company which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof; or (v) material breach by executive of any of his obligations under the employment agreement which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof.

The Retirement Period shall terminate with the first to occur of any of the following events: (i) Expiration of the time limit for such Retirement Period; (ii) The death of executive, subject to the provisions of termination payments to the executive’s estate or beneficiaries for the remainder of the executive’s 10-year Retirement Period; (iii) Violation by executive of provisions of the employment agreement relating to employment duties and competitive activities, such termination being a termination for Cause. The Company shall give sixty (60) days notice, in writing, to executive of its intention to terminate for Cause; or (iv) Termination by mutual consent of the Company and executive.

Compensation

During the Active Period, Mr. Offerman’s compensation shall be fixed by the Board of Directors of the Company from time to time. During the fiscal year ending March 26, 2010, Mr. Offerman received a salary of $175,538.

During During the Retirement Period, the amount payable shall be at the rate of $50,000 per year annum for a period of ten (10) years, payable in equal monthly installments, with the first payment to be made on the 1st day of the next month following the month in which the last to occur of the following events: (a) executive has attained the age of 70 years; or (b) if executive's employment and active service has been extended by the Company beyond executive attaining the age of 70 years, from the date of termination of such active service

Termination Payments

On termination of his Active Period, except by reason of termination by the Company for Cause or by mutual consent of executive and the Company, executive shall be paid at the rate of $50,000 per annum for a period of ten (10) years, payable in equal monthly installments.  If executive, however, dies after commencement of the Retirement Period and before the expiration of the ten (10) year Retirement Period, the monthly payments shall be made to executive's estate, or to the beneficiary or beneficiaries designated by executive in writing, on an appropriate form as may be submitted to the Company by executive, for the balance of the Retirement Period.

However, the aggregate of such termination payments under the employment agreement shall not in any event exceed the sum of $500,000.

Robert Knoth

On September 1, 2010, the Company entered into an employment agreement with Mr. Knoth, the terms of which are summarized below.

Under the employment agreement, Mr. Knoth will be entitled to serve as an executive officer of the Company for the “Active Period” which is defined as such period until he attains the age of 70 years or further period of employment beyond such date if extended by mutual agreement of the Company and Mr. Knoth. The “Retirement Period” is defined as the period beginning with the executive attaining the age of 70 years and continuing until ten (10) years thereafter, unless his employment has been previously terminated or extended by mutual agreement of the Company and the executive. The Retirement Period shall take effect only on termination of the Active Period

Under the employment agreement, Mr. Knoth will be entitled to serve as an executive officer of the Company for the “Active Period” which is defined as such period until he attains the age of 70 years or further period of employment beyond such date if extended by mutual agreement of the Company and Mr. Knoth. The “Retirement Period” is defined as the period beginning with the executive attaining the age of 70 years and continuing until ten (10) years thereafter, unless his employment has been previously terminated or extended by mutual agreement of the Company and the executive. The Retirement Period shall take effect only on termination of the Active Period.

The Active Period shall terminate on the first to occur of the following events: (i) Expiration of the later of either the original time limit for such Active Period, or the renewal or extension thereof by the Company; (ii) Executive attaining the age of 70 years, unless his Active Period of employment has been extended by mutual agreement of executive and the Company;(iii) Death of executive before attaining an age of 70 years;(iv) Disability of executive before attaining an age of 70 years; (v) Termination of Executive by mutual consent of executive and the Company before attaining age 70 years; or (vi) The passage of sixty (60) days following receipt by executive of notice in writing from Company's intention to terminate the employment relationship for Cause.  "Cause" means (i) willful malfeasance or willful misconduct by executive in connection with his employment; (ii) executive's gross negligence in performing any of his duties under the employment agreement; (iii) executive's conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) executive's material breach of any written policy applicable to all executives adopted by the Company which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof; or (v) material breach by executive of any of his obligations under the employment agreement which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof.

The Retirement Period shall terminate with the first to occur of any of the following events: (i) Expiration of the time limit for such Retirement Period; (ii) The death of executive, subject to the provisions of termination payments to the executive’s estate or beneficiaries for the remainder of the executive’s 10-year Retirement Period; (iii) Violation by executive of provisions of the employment agreement relating to employment duties and competitive activities, such termination being a termination for Cause. The Company shall give sixty (60) days notice, in writing, to executive of its intention to terminate for Cause; or (iv) Termination by mutual consent of the Company and executive.

Compensation

During the Active Period, Mr. Knoth’s compensation shall be fixed by the Board of Directors of the Company from time to time. During the fiscal year ending March 26, 2010, Mr. Knoth received a salary of $130,404.

During the Retirement Period, the amount payable shall be at the rate of $12,000 per year annum for a period of ten (10) years, payable in equal monthly installments of $1,000, with the first payment to be made on the 1st day of the next month following the month in which the last to occur of the following events: (a) executive has attained the age of 70 years; or (b) if executive's employment and active service has been extended by the Company beyond executive attaining the age of 70 years, from the date of termination of such active service.

Termination Payments

On termination of his Active Period, except by reason of termination by the Company for Cause or by mutual consent of executive and the Company, executive shall be paid at the rate of $12,000 per annum for a period of ten (10) years, payable in equal monthly installments of $1,000.  If executive, however, dies after commencement of the Retirement Period and before the expiration of the ten (10) year Retirement Period, the monthly payments shall be made to executive's estate, or to the beneficiary or beneficiaries designated by executive in writing, on an appropriate form as may be submitted to the Company by executive, for the balance of the Retirement Period.

However, the aggregate of such termination payments under the employment agreement shall not in any event exceed the sum of $120,000.

Stock Option Plan

On September 21, 2001 the Company’s shareholders approved the adoption of the Company’s 2002 Employees Stock Option Plan (“2002 Plan”) to provide for the grant of options to purchase up to 750,000 shares of the Company’s Common Stock to all employees, including senior management.

Options granted to employees under the 2002 Plan may be designated as options which qualify for incentive stock option treatment under Section 422A of the Internal Revenue Code, or option which do not so qualify. Under the 2002 Plan, the exercise price of an option designated as an incentive stock option shall not be less than the fair market value of the Company’s Common Stock on the day the option is granted. In the event an option designated as an incentive stock option is granted to a ten percent (10%) shareholder, such exercise price shall be at least 110 percent (110%) of the fair market value or the Company’s Common Stock and the option must not be exercisable after the expiration of five years from the day of the grant.  Exercise prices of non-incentive stock options may be less than the fair market value of the Company’s Common Stock.

The aggregate fair market value of shares subject to options granted to a participant, which are designated as incentive stock options, and which become exercisable in any calendar year, shall not exceed $100,000. As of March 26, 2010, no options had been granted under the 2002 Plan.

Cash Bonus Plan

In 1987, the Company adopted a cash bonus plan for executive officers (“Cash Bonus Plan”).  Contributions to the Cash Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 or 25% of pre-tax operating profits.  The contribution for the fiscal year ended March 26, 2010 was $163,000.  The contribution for the fiscal year ended March 27, 2009 was $121,000.

VOTING SECURITIES AND SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The securities entitled to vote at the Annual Meeting are IEH's Common Stock. The presence, in person or by proxy, of a majority of shares of Common Stock issued and outstanding entitled to vote will constitute a quorum for the Annual Meeting.  Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders.  The close of business on August 10, 2010 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  At that date, 2,303,468 shares of Common Stock were issued and outstanding.  Voting of the shares of Common Stock is on a non-cumulative basis.

The following table sets forth certain information as of August 10, 2010 with respect to: (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by IEH to be the beneficial owner of more than five percent (5%) of any class of IEH's voting securities; (ii) each Executive Officer and Director who owns Common Stock in IEH; and (iii) all Executive Officers and Directors as a group.  As of August 10, 2010, there were 2,303,468 shares of Common Stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percentage of Class
Common Stock $.01 Par Value	Michael Offerman(1) c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	923,784	40.01%
	Murray Sennet c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	24,500	1.1%
	Allen Gottlieb c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	0	0
	Gerald E. Chafetz c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	0	0
	Robert Knoth c/o IEH Corporation 140 58th Street Brooklyn, NY 11220	1,770	*
	David and Nancy Lopez (2) 171 Edge of Woods Road Southampton, NY 11969	188,500	8.2%
	Hummingbird Management, LLC(3) 145 E. 57th Street, 8th Floor New York, NY 10022	304,422	13.2%
All Officers & Directors as a Group (5 in number)		950,054	41.2%

______________________
* Less than 1%.

(1)	43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

(2)	Based on a Schedule 13D Amendment dated August 5, 2005 filed by reporting person.

(3)	Based on a Schedule 13D dated April 26, 2007 filed by reporting person.

All shares set forth above are directly owned by the named individual unless otherwise stated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation and Related Information.”

HOUSEHOLDING OF PROXY MATERIALS

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our shareholders reside, if we believe that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to Corporate Secretary, IEH Corporation, 140 58th Street, Suite 8E, Brooklyn, New York 11220.

SHAREHOLDER PROPOSALS

Eligibility to Submit a Proposal.  Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.

Inclusion in Next Year’s Proxy Statement. A shareholder who desires to have his or her proposal included in next year’s proxy statement must deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on April 14, 2011.

Presentation at Meeting.  Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2011 annual meeting of shareholders, if we are not provided notice of a stockholder proposal, which the shareholder has not previously sought to include in our proxy statement, by June 28, 2011, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

ADDITIONAL INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM l0-K FOR THE FISCAL YEAR ENDED MARCH 26, 2010 FILED WITH THE SEC WILL BE FURNISHED WITHOUT EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, BUILDING B, SUITE 8E, BROOKLYN, NEW YORK 11220. Each request must set forth a good faith representation that as of the Record Date, the person making the request was the beneficial owner of Common Stock of IEH entitled to vote at the 2010 Annual Meeting of shareholders. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov.

OTHER BUSINESS

As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the Annual Meeting.  If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors.

Robert Knoth
Chief Financial Officer and Secretary
Dated: August 13, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY VIA MAIL IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.  PLEASE COMPLETE AND RETURN YOUR PROXY BY MAIL PROMPTLY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

IEH CORPORATION

ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 7, 2010

 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of IEH CORPORATION, a New York corporation, hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all share of Common Stock of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on September 7, 2010 at 10:00 am (New York time) and at any adjournments thereof, hereby revoking any proxy heretofore given.  The undersigned instructs such proxies to vote:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	ELECTION OF DIRECTORS
	FOR nominees listed	WITHHOLD AUTHORITY
	below (except as marked	to vote for all nominees
	to the contrary below) 	listed below ˜

NOMINEES FOR CLASS I DIRECTORS

Michael Offerman    ☐                                                            Murray Sennet ☐

(Instruction:  Please check appropriate box. To withhold authority for any individual nominee, strike a line through the
Nominee’s name in the list below.)

2.	TO RATIFY THE APPOINTMENT OF JEROME ROSENBERG	For	Against	Abstain
	CPA, P.C. AS THE INDEPENDENT REGISTERED PUBLIC	☐˜	˜☐	☐˜
ACCOUNTING FIRM OF IEH CORPORATION FOR THE
YEAR ENDING MARCH 25, 2011.

AND TO VOTE UPON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated on or about August 13, 2010 receipt of which is hereby acknowledged.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted, including, without limitation, to vote to adjourn the Annual Meeting.

This proxy when properly executed will be voted as directed.  If no contrary instruction is made, the proxies intend to vote the shares represented by this proxy as directed: (a) FOR the election of the two (2) Class I Directors nominated; (b) FOR the ratification of the appointment of the independent registered public accounting Firm; and (c) in accordance with the judgment of the persons named as proxy herein, on any other matters that may properly come before the Annual Meeting or any adjournment thereof.

A majority of the proxies present and acting in person, or by their substitutes (or if only one present and acting, then that one) may exercise all powers conferred hereby.  The proxies will use their discretionary authority conferred with respect to any other matters which properly come before the Annual Meeting.

Please sign, date and return this proxy immediately in the enclosed envelope.

Dated: _____________________, 2010

___________________________________
Signature

___________________________________
Print Name

___________________________________
Print Name (if joint)

(Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)

YOUR VOTE IS IMPORTANT -- VOTE TODAY

VOTE BY MAIL: please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.
         YOUR CONTROL NUMBER IS:  _______________________

        ONLINE PROXY MATERIALS CAN BE ACCESSED AT THE FOLLOWING WEBSITE: http://www.cfpproxy.com/0795